                                                                EXECUTION COPY

                      AMENDMENT NO. 1 TO THE SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            WINN LIMITED PARTNERSHIP


         This Amendment No. 1 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of September 11, 1997, by and among Winston Hotels, Inc. (the "General Partner") and the Limited Partners of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

         WHEREAS, the General Partner, on even date herewith, has issued 3,000,000 shares of its 9.25% Series A Cumulative Preferred Stock, par value $.01 per share, having a liquidation preference equivalent to $25.00 per share (the "Series A Preferred Stock"), and has sold such Series A Preferred Stock in a public offering;

         WHEREAS, the General Partner desires to contribute the net proceeds of the sale of the Series A Preferred Stock to the Partnership in exchange for preferred partnership interests in the Partnership as set forth herein;

         WHEREAS, the General Partner is authorized to cause the Partnership to issue interests in the Partnership to the General Partner in exchange for such contribution;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Partnership Agreement as follows:

         Section 1.        Contribution.

         The General Partner hereby contributes to the Partnership the entire net proceeds received by the General Partner from the issuance of the Series A Preferred Stock. As provided in Section 4.02(g) of the Partnership Agreement, the General Partner shall be deemed to have made a Capital Contribution to the Partnership in an amount equal to the gross proceeds raised in connection with the issuance of such shares of Series A Preferred Stock, which is $75,000,000, and the Partnership shall be deemed simultaneously to have paid, pursuant to
Section 6.05(b) of the Partnership Agreement, for the costs and expenses relating to the offer, registration and sale of the Series A Preferred Stock.

         Section 2.        Issuance of Series A Preferred Units.

         In consideration of the contribution to the Partnership made by the General Partner pursuant to Section 1 hereof, the Partnership hereby issues to the General Partner 3,000,000 Series A Preferred Units (as defined herein).

         Section 3.        Definitions.

         Article I of the Partnership Agreement is hereby amended by inserting in the logical alphabetical locations the following definitions of Common Units, Preferred Units and Series A Preferred Units, as follows:

         "Common Units" means all Partnership Interests that are not specifically designated as Preferred Units pursuant to Section 4.02(c).

         "Preferred Units" means all Partnership Interests designated and issued by the Partnership from time to time in accordance with the provisions of
Section 4.02(c).

         "Series A Preferred Stock" means the 9.25% Series A Cumulative Preferred Stock, par value $.01 per share, of the General Partner.

         "Series A Preferred Units" means the Preferred Units issued to the General Partner in exchange for the net proceeds of the issuance by the General Partner of its 9.25% Series A Cumulative Preferred Units, which Series A Preferred Units shall have the designations, preferences, privileges, limitations and relative rights set forth in Section 4.02(c)(i) hereof.

         Section 4.        Creation of 9.25% Series A Cumulative Preferred
Units.

         Article IV of the Partnership Agreement is hereby amended by adding
Section 4.02(c)(i) as follows:

                  "(i)     9.25% SERIES A CUMULATIVE PREFERRED UNITS.

         1. DESIGNATION AND NUMBER. A series of Preferred Units, designated the "9.25% Series A Cumulative Preferred Units" (the "Series A Preferred Units"), is hereby established. The number of Series A Preferred Units shall be 3,000,000.

         2. MATURITY. The Series A Preferred Units have no stated maturity and will not be subject to any sinking fund or mandatory redemption.

         3. RANK. The Series A Preferred Units will, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank

                  (i) senior to all classes or series of Common Units of the Partnership, and to all Partnership Interests ranking junior to the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership; (ii) on a parity with all Partnership Interests issued by the Partnership the terms of which specifically provide that such Partnership Interests rank on a parity with the Series A Preferred Units with respect to distribution rights or rights upon liquidation, dissolution or winding up of the Partnership; and (iii) junior to all existing and future indebtedness of the Partnership. The term "Partnership Interests" does not include convertible debt securities, which will rank senior to the Series A Preferred Units prior to conversion.

         4.       DISTRIBUTIONS.

                  (a) Holders of the Series A Preferred Units are entitled to receive, when and as distributed by the General Partner out of available cash flow, preferential cumulative cash distributions at the rate of 9.25% per annum of the Liquidation Preference (as defined below) per Series A Preferred Unit (equivalent to a fixed annual amount of $2.3125 per Series A Preferred Unit). Distributions on the Series A Preferred Units shall be cumulative from the date of original issue and shall be payable quarterly in arrears on or before the 16th day of January, April, July and October, or, if not a Business Day (as defined below), the next succeeding business day (each, a "Distribution Payment Date"). The first distribution will be paid on or before January 16, 1998. Any distribution payable on the Series A Preferred Units for any partial distribution period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions will be payable to holders of record as they appear in the ownership records of the Partnership at the close of business on the applicable record date, which shall be the last Business Day of March, June, September and December, respectively, or on such other date designated by the General Partner of the Partnership for the payment of distributions that is not more than 30 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date").

                  "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

                  (b) The amount of any distributions accrued on any Series A Preferred Units at any Distribution Payment Date shall be the amount of any unpaid distributions accumulated thereon, to and including such Distribution Payment Date, whether or not earned or declared, and the amount of distributions accrued on any shares of Series A Preferred Units at any date other than a Distribution Payment Date shall be equal to the sum of the amount of any unpaid distributions accumulated thereon, to and including the last preceding Distribution Payment Date, whether or not earned or declared, plus an amount calculated on the basis of the annual distribution rate of $2.3125 per unit for the period after such last preceding Distribution Payment Date to and including the date as of which the calculation is made based on a 360-day year of twelve 30-day months.

                  (c) Except as provided in subsection (a) hereof, the holder of the Series A Preferred Units will not be entitled to any distributions in excess of full cumulative distributions as described above and shall not be entitled to participate in the earnings or assets of the Partnership, and no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series A Preferred Units which may be in arrears.

                  (d) Any distribution payment made on the Series A Preferred Units shall be first credited against the earliest accrued but unpaid distribution due with respect to such units which remains payable.

                  (e) No distributions on Series A Preferred Units shall be declared by the General Partner or paid or set apart for payment by the Partnership if the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, distributions on the Series A Preferred Units will accrue whether or not the Partnership has earnings, whether or not there is available cash flow for the payment of such distributions and whether or not such distributions are declared. Accrued but unpaid distributions on the Series A Preferred Units will not bear interest and holders of the Series A Preferred Units will not be entitled to any distributions in excess of full cumulative distributions described above.

                  (f) Except as set forth in the next sentence, no distributions will be declared or paid or set apart for payment on any Partnership Interests or any other series of Preferred Units ranking, as to distributions, on a parity with or junior to the Series A Preferred Units (other than a distribution of the Partnership's Common Units or any other class of Partnership Interests ranking junior to the Series A Preferred Units as to distributions and upon liquidation) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Units for all past distribution periods and the then current distribution period. When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred

         Units, all distributions declared upon the Series A Preferred Units and any other series of Preferred Units ranking on a parity as to distributions with the Series A Preferred Units shall be declared pro rata so that the amount of distributions declared per Series A Preferred Unit and such other series of Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other series of Preferred Units (which shall not include any accrual in respect of unpaid distributions for prior distribution periods if such Preferred Units do not have a cumulative distribution) bear to each other.

                  (g) Except as provided in the immediately preceding paragraph, unless full cumulative distributions on the Series A Preferred Units have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past distribution periods and the then current distribution period, no distributions (other than in the form of issuance of Common Units or other Partnership Interests ranking junior to the Series A Preferred Units as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Units, or any other Partnership Interests in the Partnership ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation, nor shall any Common Units, or any other Partnership Interests in the Partnership ranking junior to or on a parity with the Series A Preferred Units as to distributions or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such units) by the Partnership. Holders of Series A Preferred Units shall not be entitled to any distribution, whether payable in cash, property or securities in excess of full cumulative distributions on the Series A Preferred Units as provided above. Any distribution payment made on Series A Preferred Units shall first be credited against the earliest accrued but unpaid distribution due with respect to such Series A Preferred Units which remains payable.

         5. LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of Series A Preferred Units are entitled to be paid out of the assets of the Partnership legally available for distribution to its partners a liquidation preference of $25.00 per Series A Preferred Unit (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid distributions to the date of payment, but without interest, before any distribution of assets is made to holders of Common Units or any other class or series of Partnership Interests in the Partnership that ranks junior to the Series A Preferred Units as to liquidation rights. The Partnership will promptly provide to the holders of Series A Preferred Units written notice of any event triggering the right to receive such Liquidation Preference. After payment of the full amount of the Liquidation Preference, the holders of Series A Preferred Units will have no right or claim to any of the remaining assets of the Partnership. If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Partnership, the amounts payable with respect to the Liquidation Preference, plus an amount equal to any accrued and unpaid distributions to the date of payment, of the Series A Preferred Units and any other units of the Partnership ranking as to any such distribution on a parity with the Series A Preferred Units are not paid in full, the holders of the Series A Preferred Units and of such other units will share ratably in any such distribution of assets of the Partnership in proportion to the full respective preference amounts to which they are entitled. The consolidation or merger of the Partnership with or into any other partnership, corporation, trust or entity or of any other partnership or corporation with or into the Partnership, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership, shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership.

         6.       REDEMPTION.

                  (a) Except as provided in clause (b) hereof, the Series A Preferred Units are not redeemable by the Partnership prior to September 28, 2001. On and after September 28, 2001, the Partnership, at its option upon not less than 30 nor more than 60 days' written notice, may redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per Series A Preferred Unit, plus all accrued and unpaid distributions thereon to the date fixed for redemption, with out interest. The General Partner shall surrender such Series A Preferred Units at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid distributions payable upon such redemption following such surrender. If notice of redemption of any Series A Preferred Units has been given and if the funds necessary for such redemption have been set aside by the Partnership in trust for the benefit of the holders of any Series A Preferred Units so called for redemption, then from and after the redemption date distributions will cease to accrue on such Series A Preferred Units, such Series A Preferred Units shall no longer be deemed outstanding and all rights of the holders of such Series A Preferred Units will terminate, except the right to receive the redemption price. If less than all of the outstanding Series A Preferred Units are to be redeemed, the Series A Preferred Units to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional Series A Preferred Units) or by any other equitable method determined by the General Partner.

         (b)(i) At any time prior to September 28, 2001, the Partnership may, at its option, upon the occurrence of a Change of Control Event (as defined below) redeem all of the outstanding Series A Preferred Units at the applicable redemption price reflected below, plus accrued and unpaid distributions (if any) to the date of redemption. The redemption price shall be as follows:



                        DATE OF REDEMPTION                                                            PURCHASE
                     ------------------------                                                      ---------------
September 11, 1997                     December 31, 1997         .................................        $25.80
January 1, 1998                        March 31, 1998            .................................         25.75
April 1, 1998                          June 30, 1998             .................................         25.70
July 1, 1998                           September 30, 1998        .................................         25.65
October 1, 1998                        December 31, 1998         .................................         25.60
January 1, 1999                        March 31, 1999            .................................         25.55
April 1, 1999                          June 30, 1999             .................................         25.50
July 1, 1999                           September 30, 1999        .................................         25.45
October 1, 1999                        December 31, 1999         .................................         25.40
January 1, 2000                        March 31, 2000            .................................         25.35
April 1, 2000                          June 30, 2000             .................................         25.30
July 1, 2000                           September 30, 2000        .................................         25.25
October 1, 2000                        December 31, 2000         .................................         25.20
January 1, 2001                        March 31, 2001            .................................         25.15
April 1, 2001                          June 30, 2001             .................................         25.10
July 1, 2001                           September 27, 2001        .................................         25.05


                  Such redemption may be consummated at any time prior to, contemporaneously with or after the Change of Control (as defined below), provided that notice of any such redemption pursuant to this paragraph is given no later than 90 days following the date upon which the Change of Control Event occurred, the repurchase date must be within 60 days of the date of notice and a sum sufficient to redeem the shares must be set apart to effect the redemption.

                           (ii) For purposes of this clause (b), the terms
                  "Change of Control" and "Change of Control Event" shall mean a Change of Control or Change of Control Event with respect to the General Partner, each as defined in the Articles of Amendment to the Articles of Incorporation of the General Partner, as filed with the Secretary of State of the State of North Carolina on September 10, 1997.

                           (c) Notice of redemption will be mailed to the
                  General Partner not less than 30 nor more than 60 days prior to the redemption date. In addition to any information required by law, each notice shall state: (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of Series A Preferred Units to be redeemed; (iv) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the Series A Preferred Units held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of Series A Preferred Units held by such holder to be redeemed.

                  (d) Immediately prior to any redemption of Series A Preferred Units, the Partnership shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a Distribution Record Date and prior to the corresponding Distribution Payment Date, in which case each holder of Series A Preferred Units at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the redemption of such shares before such Distribution Payment Date.

         7.       VOTING RIGHTS. Except as required by law, the General
         Partner, in its capacity as the holder of the Series A Preferred Units, shall not be entitled to vote for any purpose or otherwise to participate in any action taken by the Partnership or the Partners.

         8. CONVERSION. The Series A Preferred Units are not redeemable for, convertible into or exchangeable for any other property or securities of the Partnership or the General Partner."

         Section 5.        Allocation of Profit and Loss.

         Article V, Section 5.01 is hereby deleted in its entirety and the following new Section 5.01 is inserted in its place:

                 "(a) Allocation of Profit and Loss. After giving effect to the special allocations set forth in Sections 5.01(c), (d) and (e) hereof, and subject to Section 5.01(b) hereof, the Partnership's Profit and Loss shall be allocated among the Partners for each fiscal year (or portion thereof) in proportion to their respective Percentage Interests (determined solely on the basis of the Partners' respective Common Units); provided, however, that notwithstanding the foregoing clause, any Profit shall first be allocated to the General Partner in an amount equal to the excess, if any, of the General Partner's unpaid Liquidation Preference with respect to its Preferred Units as of the end of such fiscal year over the balance of its Capital Account as of the end of such fiscal year (for this purpose, such Capital Account balance shall be increased by the General Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain as of the end of the fiscal year).

                  (b) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4),
         (5), and (6)) in excess of the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.01(b), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be specially allocated to the General Partner in an amount necessary to offset the Loss previously allocated to the General Partner under this Section 5.01(b).

                  (c) Minimum Gain Chargeback. Notwithstanding any provision herein to the contrary, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests (determined solely on the basis of their respective Common Units), (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated in accordance with Regulations Section 1.704-2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership fiscal year, items of gain and income shall be allocated among the Partners in accordance with Regulations
         Section 1.704-2(f) and the ordering rules contained in Regulations
         Section 1.704-2(j), and (iv) if there is a net decrease in Partner Nonrecourse Debt Minimum Gain within the meaning of Regulations Section 1.704-2(i)(4) for any Partnership fiscal year, items of gain and income shall be allocated among the Partners in accordance with Regulations
         Section 1.704-2(i)(4) and the ordering rules contained in Regulations
         Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752-3(a)(3) shall be such Partner's Percentage Interest (determined solely on the basis of the Partners' respective Common Units).

                  (d) Qualified Income Offset. If a Limited Partner receives in any fiscal year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a negative balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such fiscal year (and, if necessary, later fiscal years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Limited Partner in accordance with this Section 5.01(d), to the extent permitted by Regulations Section 1.704-1(b) and Section 5.01(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this
         Section 5.01(d).

                  (e) Priority Allocation With Respect To Preferred Units. After making the allocations required in Sections 5.01(b), (c), and (d) hereof, but before making the allocations required in Section 5.01(a), all or a portion of the remaining items of Partnership gross income or gain for the fiscal year, if any, shall be specially allocated to the General Partner in an amount equal to the excess, if any, of the cumulative distributions received by the General Partner in respect of its Preferred Units for the current fiscal year and all prior fiscal years (other than any distributions that are treated as being in satisfaction of the Liquidation Preference of such Preferred Units) over the cumulative allocations of Partnership gross income and gain to the General Partner under this Section 5.01(e) for all prior fiscal years.

                  (f) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such taxable year of the Partnership shall be allocated between the transferor and the transferee either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or
         (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and transferee.

                  (g) Definition of Profit and Loss. "Profit" and "Loss" and items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.01(b), (c),
         (d) and (e). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.01, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain and expense required by Section 704(c) of the Code, and such election shall be binding on all Partners."

         Section 6.        Distribution of Cash.

         Article V, Section 5.02 is hereby amended by adding the following new subsection (d):

                  "(d) Notwithstanding the discretion given to the General Partner in subsection (a) above, the General Partner shall, prior to any distributions to the holders of Common Units, make any distributions required to be made to the holders of the Preferred Units, to the extent of the Partnership's available cash flow."

         Section 7.        Redemption Right.

         The Partnership Agreement is hereby amended by adding the following new
Section 8.05(f) to the Partnership Agreement, immediately following Section 8.05(e):

                  "(f) Preferred Units shall be redeemed, if at all, only in accordance with such redemption rights or options as are set forth with respect to such Preferred Units (or class or series thereof) in the instruments designating such Preferred Units (or class or series thereof)."

         Section 8.        General Amendments to Partnership Agreement.

         Notwithstanding anything contained herein, all references to Partnership Units in Sections 6.06(b) and 7.01 of the Partnership Agreement shall be deemed to refer solely to Common Units, and not to Preferred Units. In addition, references in Article XI of the Partnership Agreement to Percentage Interests of the Limited Partners shall be deemed to refer solely to Percentage Interests of Limited Partners with respect to Common Units.

         IN WITNESS WHEREOF, the foregoing Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership has been signed and delivered as of this 11th day of September, 1997 by the undersigned as general partner of the Partnership.

                                     WINSTON HOTELS, INC.,
                                     as General Partner


                                     By: /s/ Philip Alfano
                                        -----------------------------------

                                     Title: Senior Vice President and
                                            -------------------------------
                                            Chief Financial Officer
                                            -------------------------------

                                    EXHIBIT A

                               September 11, 1997
 (reflecting issuance of 9.25% Series A Preferred Units to Winston Hotels, Inc.)


                                  COMMON UNITS


                                                                AGREED VALUE
                                                                 OF CAPITAL
PARTNER AND ADDRESS                CASH CONTRIBUTION            CONTRIBUTION           PREFERRED UNITS         PERCENTAGE INTEREST
-------------------                -----------------            ------------           ---------------         -------------------

GENERAL PARTNER:

Winston Hotels, Inc.               $  103,524,120               $   2,693,610             15,523,864                  89.77%
2209 Century Drive
Raleigh, NC 27612

LIMITED PARTNERS:

Hotel I, Inc.                       -------------               $   2,975,000                297,500                   1.72%
2209 Century Drive
Raleigh, NC 27612

Charles M. Winston                  -------------               $   1,056,430                105,643                    .61%
Winston Hotels, Inc.
2209 Century Drive
Raleigh, NC 27612

John B. Harris, Jr                  -------------               $     308,130                 30,813                    .18%
Winston Hotels, Inc.
2209 Century Drive
Raleigh, NC 27612

Cary Suites, Inc.                   -------------               $   6,947,215                606,413                   3.51%
2209 Century Drive
Raleigh, NC 27612

RWW, Inc.                           -------------               $     788,365                 69,960                    .41%
2209 Century Drive
Raleigh, NC 27612

WJS Associates-Perimeter II,        -------------               $   1,230,000                109,516                    .63%
Inc.
2209 Century Drive
Raleigh, NC 27612

Hotel II, Inc.                      -------------               $     590,042                 45,651                    .26%
2209 Century Drive
Raleigh, NC  27612

Quantum Realty                      -------------               $   5,633,280                440,100                   2.54%
Partners II, L.P.
100 Crescent Court
Suite 100
Dallas, Texas 75241

Hubbard Realty of Winston-          -------------               $     855,871                 63,797                    .37%
Salem, Inc.
85 South Stratford Road
Winston-Salem, NC 27103
                                                                                       -------------           ------------
                                                                                          17,293,257                  100.0%
                                                                                       =============           ============



                               PREFERRED UNITS


                                                                AGREED VALUE
                                                                 OF CAPITAL
PARTNER ND ADDRESS                 CASH CONTRIBUTION            CONTRIBUTION           PREFERRED UNITS         PERCENTAGE INTEREST
------------------                 -----------------            ------------           ---------------         -------------------

GENERAL PARTNER:

Winston Hotels, Inc.               $75,000,000                   -------------             3,000,000(1)               100.0%
2209 Century Drive
Raleigh, NC  27612

                                                                                           3,000,000                  100.0%
                                                                                           =========                  =====


------------------
(1)      9.25% Series A Cumulative Preferred Units